Fair Value of Financial Assets and Liabilities	12 Months Ended
Dec. 31, 2017
Fair Value Disclosures [Abstract]
Fair Value of Financial Assets and Liabilities
Fair Value of Financial Assets and Liabilities

Accounting guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Under this guidance, the Company is required to classify certain assets and liabilities based on the following fair value hierarchy:

Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities that can be accessed at the measurement date;

Level 2: Inputs other than quoted prices included within Level 1 that are observable for the assets or liabilities, either directly or indirectly; and

Level 3: Unobservable inputs for the assets or liabilities.

The guidance requires the use of observable market data if such data is available without undue cost and effort.

Valuation methods and assumptions used to estimate fair value, when quoted market prices are not available, are subject to judgments and changes in these factors can materially affect fair value estimates.

For financial assets and financial liabilities that are recognized at fair value on a recurring basis, the Company determines whether transfers have occurred between levels in the hierarchy by re-assessing categorization (based on the lowest level input that is significant to the fair value measurement as a whole) at the end of each reporting period.

The carrying amounts reported in the consolidated balance sheets for cash and cash equivalents, restricted cash and investments, accounts receivable, other current assets, accounts payable, and other current liabilities approximate fair value due to relatively short periods to maturity.

Financial assets and liabilities carried at fair value

The following tables represent the fair value hierarchy for financial assets and liabilities measured at fair value at December 31, 2017 and 2016:

	December 31, 2017
($ thousands)	Level 1	Level 2	Level 3	Total Fair Value
Restricted Investments	57,465	—	—	57,465

Derivative Assets:
Foreign Currency Forward Contracts	—	501	—	501
Interest Rate Swaps	—	479	—	479
Call Option	—	—	2,638	2,638

Jackpot Investments	459	—	—	459
Available-for-Sale Investments	11,991	—	—	11,991

Contingent Consideration	—	—	7,755	7,755

Derivative Liabilities:
Foreign Currency Forward Contracts	—	4,399	—	4,399
Interest Rate Swaps	—	14,953	—	14,953

	December 31, 2016
($ thousands)	Level 1	Level 2	Level 3	Total
Restricted Investments	46,718	—	—	46,718

Derivative Assets:
Foreign Currency Forward Contracts	—	8,339	—	8,339
Interest Rate Swaps	—	1,079	—	1,079

Jackpot Investments	4,184	—	—	4,184
Available-for-Sale Investments	12,666	—	—	12,666

Contingent Consideration	—	—	2,241	2,241

Derivative Liabilities:
Foreign Currency Forward Contracts	—	126	—	126
Interest Rate Swaps	—	13,709	—	13,709

For the contingent consideration liability, a net gain was recognized for approximately $2.2 million within selling, general and administrative expense on the consolidated statement of operations for the year ended December 31, 2017.

Valuation Techniques and Balance Sheet Presentation

Restricted investments are primarily composed of publicly-traded foreign government and corporate bonds and mutual funds, and were valued using quoted market prices. Restricted investments are presented in restricted cash and investments in the consolidated balance sheets.

Foreign currency forward contracts were calculated by reference to current forward exchange rates for contracts with similar maturity profiles. Foreign currency forward contracts are presented as other current assets and other current liabilities in the consolidated balance sheets.

Interest rate swaps were calculated by discounting future cash flows using LIBOR rates with an appropriate adjustment for credit risk. Interest rate swaps are presented as other current assets and other non-current liabilities in the consolidated balance sheets.

The call option contract was valued based upon a free cash flow forecast and is presented as other non-current assets in the consolidated balance sheets.

Jackpot investments were valued using quoted market prices. Jackpot investments are presented as other current and other non-current assets in the consolidated balance sheets.

Available-for-sale investments were valued using quoted market prices. Available-for-sale investments are presented as other non-current assets in the consolidated balance sheets.

Contingent consideration was valued using a multiple of earnings before interest, taxes, depreciation and amortization ("EBITDA") and is presented as other current liabilities in the consolidated balance sheets.

Assets and liabilities not carried at fair value

The following tables represent the fair value hierarchy for assets and liabilities not measured at fair value at December 31, 2017 and 2016:

	December 31, 2017
($ thousands)	Carrying Value	Level 1	Level 2	Level 3	Total Fair Value	Unrealized Gain (Loss)	Realized Loss
Customer financing receivables, net	226,258	—	—	225,718	225,718	(540)	—
Available-for-sale investments	12,409	—	—	12,409	12,409	—	—
Goodwill	1,439,867	—	—	1,439,867	1,439,867	—	(714,000)
Jackpot liabilities	275,626	—	—	268,581	268,581	7,045	—
Debt	8,391,647	—	8,974,126	—	8,974,126	(582,479)	—

	December 31, 2016
($ thousands)	Carrying Value	Level 1	Level 2	Level 3	Total Fair Value	Unrealized Gain (Loss)
Customer financing receivables, net	163,735	—	—	165,241	165,241	1,506
Available-for-sale investments	14,838	—	—	14,838	14,838	—
Jackpot liabilities	299,042	—	—	291,026	291,026	8,016
Debt	7,872,285	—	8,415,890	—	8,415,890	(543,605)

Valuation Techniques and Balance Sheet Presentation

Customer financing receivables, net are recorded and valued based on expected payments and market interest rates (ranging from 4.30% to 10.05%) relative to the credit risk of each customer region. Credit risk is determined on a number of factors, including customer size, type, financial condition, historical collection experience, account aging, and credit ratings derived from credit reporting agencies and other industry trade reports. Contracts are typically secured by the underlying assets sold and notes are secured by the developed property and/or other assets. The higher risk rate categories include most of the Company’s development financing loans in new markets and customers in regions with a history of currency or economic instability, such as Latin America. Customer financing receivables, net are presented as other current and other non-current assets in the consolidated balance sheets.

Available-for-sale investments are carried at cost (which approximates fair value) and are presented as other non-current assets in the consolidated balance sheets.

During the third quarter of 2017, the Company recorded a $714.0 million non-cash impairment charge with no income tax benefit to reduce the carrying value of the North America Gaming and Interactive reporting unit to its implied fair value. The Company's assessment of goodwill for impairment includes various inputs, such as cash flow projections. In calculating the fair value of the North America Gaming and Interactive reporting unit using the income approach, the Company used projections of revenues, operating costs and capital expenditures. The projected cash flows considered historical and estimated future results and general economic and market conditions, as well as the impact of planned business and operational strategies. As a result, the Company classifies the North America Gaming and Interactive reporting unit's goodwill measured at fair value on a non-recurring basis within Level 3 of the fair value hierarchy.

Jackpot liabilities were primarily valued using discounted cash flows, incorporating expected future payment timing, estimated funding rates based on the treasury yield curve, and nonperformance credit risk. Expected annuity payments over one to 25 years (average 10 years) were discounted using the 10-year treasury yield curve rate (2.40%) for the estimated funding rate and the 10-year credit default swap rate (1.87%) for nonperformance risk. The present value (carrying value) of the expected lump sum payments were discounted using the 1-year treasury yield curve rate (1.76%) with the 1-year credit default swap rate (0.17%) for the current amounts and the 2-year treasury yield curve rate (1.89%) with the 2-year credit default swap rate (0.28%) for non-current amounts. Significant increases (decreases) in any of these inputs in isolation would result in a lower (higher) fair value measurement. Generally, changes in the estimated funding rates do not correlate with changes in non-performance credit risk. Jackpot liabilities are presented as other current and other non-current liabilities in the consolidated balance sheets.

Debt is categorized within Level 2 of the fair value hierarchy. Senior Secured Notes are valued using quoted market prices or dealer quotes for the identical financial instrument when traded as an asset in markets that are not active. Revolving credit facilities and term loans with variable interest rates are valued using current interest rates, excluding the effect of debt issuance costs. Carrying values in the table exclude swap adjustments.